SUPPLEMENT DATED FEBRUARY 3, 2010
to
PROSPECTUS DATED MAY 1, 2009
for
PREFERRED ADVISOR
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued by
KMA Variable Account
of
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This supplement contains information about investment options that were previously available under your Contract.

The Evergreen Funds’ Boards of Trustees have unanimously approved the reorganizations of the Evergreen Funds listed in the table below into the corresponding Wells Fargo Advantage Funds® also listed in the table. The reorganizations were proposed by Evergreen Investment Management Company, LLC, and Wells Fargo Funds Management, LLC, investment advisers to the Evergreen Funds and Wells Fargo Advantage Funds, respectively. In addition, the Wells Fargo Funds Trust Board of Trustees has also unanimously approved these fund reorganizations.

Evergreen Funds	Wells Fargo Advantage Funds (Surviving Fund)

Evergreen Money Market Fund	Wells Fargo Advantage Money Market Fund

Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund

Evergreen High Income Fund	Wells Fargo Advantage High Yield Bond Fund1

Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund

1 The Wells Fargo High Yield Bond Fund will be newly created in order to receive assets from the corresponding Evergreen Fund.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Evergreen Funds at special meetings of the shareholders expected to be held in June, 2010. In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Wells Fargo Advantage Fund will receive all of the assets and assume all of the liabilities of the corresponding Evergreen Fund, and Evergreen Fund shareholders will receive shares of the Wells Fargo Advantage Fund in exchange for their shares of the Evergreen Fund. Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes. Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

K-100 Qualified Contract issued under Section 457 (VA-1-81)                                                                                                                                          2010